EXHIBIT 24
             ELECTRONIC SUMMARY - POWER OF ATTORNEY

     Each of the undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint Thomas Caldecot Chubb, III, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934 for the fiscal year ended June 2, 2000 and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto the attorneys-in-fact full power and authority to sign such documents on behalf of the undersigned and to make such filing, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that the attorneys-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

Dated:  July 17, 2000

                    Oxford Industries, Inc.

     CECIL D. CONLEE                 CLARENCE B. ROGERS, JR.
------------------------------       ----------------------------
     Cecil D. Conlee                 Clarence B. Rogers, Jr.
     Director                        Director

     TOM GALLAGHER                  KNOWLTON J. O'REILLY
------------------------------       ----------------------------
     Tom Gallagher                  Knowlton J. O'Reilly
     Director                       Director

     E. JENNER WOOD                          ROBERT E. SHAW
------------------------------       ----------------------------
     E. Jenner Wood                          Robert E. Shaw
     Director                                Director

     J. REESE LANIER                         HELEN B. WEEKS
------------------------------        ---------------------------
     J. Reese Lanier                         Helen B. Weeks
     Director                                Director

     BEN B BLOUNT JR.
-----------------------------
     Ben B Blount Jr.
     Chief Financial Officer